THRIVENT SERIES FUND, INC.

Supplement to Prospectus dated April 30, 2011

with respect to

Thrivent Large Cap Stock Portfolio

The summary prospectus of Thrivent Large Cap Stock Portfolio is amended. The description under “Portfolio Manager(s)” is deleted and replaced with the following:

Matthew D. Finn, CFA and David C. Francis, CFA have served as portfolio managers of the Portfolio since 2007 and 2011, respectively. Mr. Finn has served as a portfolio manager since 2004, when he joined Thrivent. Mr. Francis is Vice President of Investment Equities and has been with Thrivent since 2001.

The “Portfolio Management” section of the prospectus is also amended. The description under Thrivent Large Cap Stock Portfolio is deleted and replaced with the following:

Matthew D. Finn, CFA and David C. Francis, CFA have served as portfolio managers of the Portfolio since 2007 and 2011, respectively. Mr. Finn has served as a portfolio manager since 2004, when he joined Thrivent. Mr. Francis is Vice President of Investment Equities and has been with Thrivent since 2001.

The date of this Supplement is October 7, 2011.

Please include this Supplement with your Prospectus.

27207